                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact: Matt Roberts
         Investor Relations/Business Analysis Manager
         678.597.7317
         mroberts@manh.com

         MANHATTAN ASSOCIATES ANNOUNCES FINANCIAL RESULTS FOR THE FOURTH
                                 QUARTER OF 2003

                Record Software and Hosting Fees of $12.1 million

ATLANTA - FEBRUARY 10, 2004 - Manhattan Associates(R), Inc. (Nasdaq: MANH), the global leader in providing supply chain execution (SCE) solutions, today announced results for the fourth quarter ended December 31, 2003.

KEY QUARTERLY FINANCIAL HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE:
- Software and hosting fees for the quarter ended December 31, 2003, was a record $12.1 million, an increase of 14% over the fourth quarter of 2002.
- Services revenue for the quarter ended December 31, 2003, was $32.1 million, an increase of 17% over the fourth quarter of 2002. The services' gross margin remained strong at 58%.
- Total revenue for the quarter ended December 31, 2003, was $49.4 million, an increase of 14% over the fourth quarter of 2002, excluding the Kmart recovery.

GAAP net income was $6.5 million or $0.21 per fully diluted share for the fourth quarter of 2003 compared to $7.5 million or $0.25 per fully diluted share for its fourth quarter of 2002.

Adjusted net income for the fourth quarter of 2003, which excludes the amortization of acquisition-related intangible assets, net of taxes, was a record $7.2 million, or $0.23 per fully diluted share. Adjusted net income for the fourth quarter of 2002, which excludes the Kmart recovery, in-process research and development charge and the amortization of acquisition-related intangible assets, net of taxes, was $7.0 million, or $0.23 per fully diluted share.

For the year ended December 31, 2003, total revenue was a record $196.8 million, with core revenue, which excludes hardware resales, increasing approximately 14% over the prior year. GAAP net income was $21.8 million, or $0.71 per fully diluted share for the year ended December 31, 2003. Adjusted net income for the year ended December 31, 2003, which excludes a $0.8 million Kmart recovery, acquisition-related expenses, restructuring charge and the amortization of acquisition-related intangible assets, net of taxes, was $24.7 million, or $0.80 per fully diluted share. Adjusted net income for 2002, which excludes a $2.3 million Kmart recovery, in-process research and development charge and the amortization of acquisition-related intangible assets, net of taxes, was $25.8 million, or $0.85 per fully diluted share.

The Company provides adjusted net income and adjusted net income per share in the press release as additional information of the Company's operating results. The measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP net income and non-GAAP per share measures used by other companies. The Company believes that this presentation of adjusted net income and adjusted net income per share provides useful information to investors regarding certain additional financial and business trends relating to the Company's financial condition and results of operations. The effective tax rate used in calculating adjusted net income was 31.4% for the fourth quarter of 2003 and 34.3% for the year ended December 31, 2003.

"We are very pleased with the record fourth quarter and our overall strong performance in 2003," said Richard Haddrill, Manhattan Associates president and CEO. "The quarter's record license and hosting fees show strong demand for our solutions. With the improving overall economic climate, our improved international results and our strategic investments in 2003, we are in a powerful position as we enter 2004."

OTHER KEY HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE THE FOLLOWING:

- Signed key new United States based customers in the quarter, including Ability Tri-Modal; Acushnet Company; Harold's Stores, Inc.; Metron North America; New York & Company, Group Inc.; Plaid Enterprises, Inc.; Raley's; and Red Envelope, Inc.

- Signed key new international customers including Clarks; Electronic Data Systems; Hagar hf; TDG plc; Transports Graveleau; and Wella.

- Expanded its partnerships with many existing United States based clients, including American Eagle Outfitters; ARAMARK Uniform and Career Apparel, Inc.; Cabela's Incorporated; McKesson Canada Corp.; Taro Pharmaceutical; TNT Logistics North America, Inc.; USF Corporation; and Wolverine Worldwide.

- Expanded its partnerships with many existing international clients including Exel plc; Halfords, Healthcare Logistics Ltd; NYK; and Office Depot.

- Unveiled its Integrated Logistics Solution for Retail, a new retail-specific solution that utilizes the modules of its SCE applications to create a comprehensive offering to manage the movement of goods from source to consumption.

- Received INDUSTRYWEEK's Technologies of the Year for 2003 award for its "RFID in a Box"(TM)solution.

-        Named to Forbes' Best of the Web B2B list for 2003.

- Completed the acquisition of Streamsoft LLC's slotting optimization assets.

- Completed the acquisition of distributed order management software developer Avere, Inc. in January of 2004.

- Launched corporate product branding in Europe, aligning North American and European product branding to reflect core Transportation Management Systems (TMS), Trading Partner Management (TPM) and Warehouse Management Systems (WMS) nomenclature.

BUSINESS OUTLOOK FOR FIRST QUARTER 2004

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. The following statements regarding future financial performance are based on current expectations, which includes a modestly improving spending environment for information technology. These statements are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning March 15, 2004, Manhattan Associates will observe a "Quiet Period" during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this Business Outlook section as still being Manhattan Associates' current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. The public should not rely on previously published expectations during the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates' next quarterly earnings release is published, presently scheduled for the fourth week of April 2004.

For the year ending December 31, 2004, Manhattan Associates currently expects to achieve adjusted earnings, which excludes the amortization of acquisition-related intangibles in the range of $0.91 to $1.04 per fully diluted share and GAAP earnings per share of $0.83 to $0.96 per fully diluted share. These expectations assume that the current general economic and capital spending environment will improve modestly over the course of the year.

ABOUT MANHATTAN ASSOCIATES
Manhattan Associates, Inc. is the global leader in providing supply chain execution solutions. We enable operational excellence through our warehousing and distribution, transportation and trading partner management applications. These integrated solutions leverage state-of-the-art technologies, innovative practices and our domain expertise to enhance performance, profitability and competitive advantage. Manhattan Associates has licensed more than 940 customers representing more than 1,400 facilities worldwide, which include some of the world's leading manufacturers, distributors and retailers. For more information about Manhattan Associates, visit www.manh.com.

This press release may contain "forward-looking statements" relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays in product development, undetected software errors, competitive pressures, technical difficulties, market acceptance, availability of technical personnel, changes in customer requirements, risks of international operations and general economic conditions. Additional factors are set forth in "Safe Harbor Compliance Statement for Forward-Looking Statements" included as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         Three Months Ended        Twelve Months Ended
                                                             December 31,              December 31,
                                                       ----------------------    ----------------------
                                                         2003          2002        2003         2002
                                                       ---------    ---------    ---------    ---------
                                                            (unaudited)         (unaudited)
Revenue:
     Software and hosting fees .....................   $  12,077    $  10,583    $  43,229    $  40,233
     Services ......................................      32,149       27,552      129,320      110,516
     Hardware and other ............................       5,219        5,170       23,417       22,675
     Recovery relating to bankrupt customer ........          --        2,297          848        2,297
                                                       ---------    ---------    ---------    ---------
         Total revenue .............................      49,445       45,602      196,814      175,721

Costs and Expenses:
     Cost of software and hosting fees .............       1,098          558        4,470        1,927
     Cost of services ..............................      13,457       11,444       54,218       46,611
     Cost of hardware and other ....................       4,551        4,474       20,123       19,027
     Research and development ......................       6,775        5,065       27,358       20,780
     Sales and marketing ...........................       7,744        6,764       31,200       26,413
     General and administrative ....................       6,067        5,393       23,711       20,943
     Amortization of acquisition-related intangibles         978          170        3,432        1,772
     Acquisition-related expenses ..................          --           --          885           --
     Restructuring charge ..........................          --           --          893           --
     In-process research and development charge ....          --        1,470           --        1,470
                                                       ---------    ---------    ---------    ---------
         Total costs and expenses ..................      40,670       35,338      166,290      138,943
                                                       ---------    ---------    ---------    ---------
Operating income ...................................       8,775       10,264       30,524       36,778
Other income, net ..................................         732          935        2,746        2,801
                                                       ---------    ---------    ---------    ---------
Income before income taxes .........................       9,507       11,199       33,270       39,579
Income tax provision ...............................       2,981        3,731       11,425       14,383
                                                       ---------    ---------    ---------    ---------
Net income .........................................   $   6,526    $   7,468    $  21,845    $  25,196
                                                       =========    =========    =========    =========
Basic net income per share .........................   $    0.22    $    0.26    $    0.74    $    0.88
                                                       =========    =========    =========    =========
Diluted net income per share .......................   $    0.21    $    0.25    $    0.71    $    0.83
                                                       =========    =========    =========    =========
Weighted average number of shares:
     Basic .........................................      29,957       28,873       29,532       28,653
                                                       =========    =========    =========    =========
     Diluted .......................................      31,341       30,323       30,882       30,451
                                                       =========    =========    =========    =========

Reconciliation of Adjusted Net Income:
Net income .........................................   $   6,526    $   7,468    $  21,845    $  25,196
Amortization of acquisition-related intangibles ....         978          170        3,432        1,772
Recovery relating to bankrupt customer .............          --       (2,297)        (848)      (2,297)
Acquisition-related expenses .......................          --           --          885           --
Restructuring charge ...............................          --           --          893           --
In-process research and development charge .........          --        1,470           --        1,470
Income tax effect ..................................        (307)         219       (1,498)        (343)
                                                       ---------    ---------    ---------    ---------
Adjusted net income ................................   $   7,197    $   7,030    $  24,709    $  25,798
                                                       =========    =========    =========    =========

Adjusted net income per diluted share ..............   $    0.23    $    0.23    $    0.80    $    0.85
                                                       =========    =========    =========    =========


                                     -MORE-


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                   MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                       December 31,         December 31,
                                                                           2003                 2002
                                                                       ------------         ------------
                                                                        (unaudited)
                                  ASSETS

Current Assets:
     Cash and cash equivalents ..............................            $140,964            $ 64,664
     Short-term investments .................................               4,992              57,193
     Accounts receivable, net ...............................              40,790              32,384
     Prepaid expenses and other current assets ..............               4,627               3,199
     Deferred income taxes ..................................               2,086               1,768
                                                                         --------            --------
         Total current assets ...............................             193,459             159,208

Long-term investments .......................................               9,447                  --
Property and equipment, net .................................              12,152              12,352
Intangible and other assets .................................              48,961              48,636
                                                                         --------            --------

         Total assets .......................................            $264,019            $220,196
                                                                         ========            ========



                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable and accrued liabilities ...............            $ 17,024            $ 19,047
     Current portion of capital lease obligations ...........                 132                 164
     Deferred revenue .......................................              17,937              15,318
                                                                         --------            --------
         Total current liabilities ..........................              35,093              34,529

Long-term portion of capital lease obligations ..............                 288                 240
Deferred income taxes .......................................                 396                 141

Total shareholders' equity ..................................             228,242             185,286
                                                                         --------            --------

     Total liabilities and shareholders' equity .............            $264,019            $220,196
                                                                         ========            ========


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